EXHIBIT 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 registering 434,000 shares of common stock of our report dated February 9, 2001, included in DAG Media, Inc. Annual Report on Form 10-K for the year ended December 31, 2000.


                                                /s/ ARTHUR ANDERSEN LLP
                                                -----------------------
                                                    ARTHUR ANDERSEN LLP
New York, New York
February 4, 2002